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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT  TO  SECTION  13  OR  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date  of  Report  (Date  of earliest event reported): January  4, 2005


                                   EXELIXIS, INC.
                                   --------------

             (Exact  name  of  registrant  as  specified  in  its  charter)


         Delaware                      0-30235                 04-3257395
         --------                      -------                 ----------
      (State  or  Other          (Commission  File  Number)      (IRS  Employer
Jurisdiction  of  Incorporation)                             Identification No.)



                                 170 Harbor Way
                                  P.O.  Box 511
                      South San Francisco, California 94083
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        (Address of principal executive offices, and including zip code)

                                 (650) 837-7000
                                 --------------
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  8.01  Other  Events.

On January 4, 2005, Exelixis, Inc. (the "Company") entered into amendments to its collaboration agreements with Scios, Inc. ("Scios"), Schering-Plough Research Institute ("Schering-Plough"), Merck & Co., Inc. ("Merck"), and Cytokinetics, Inc. ("Cytokinetics" and, together with Scios, Schering-Plough and Merck, the "CombiChem Partners") pursuant to which the Company and each CombiChem Partner mutually agreed to terminate, effective as of December 31, 2004, the collaboration agreement between the Company and each such CombiChem Partner in the field of combinatorial chemistry.

Under the terms of each collaboration agreement, the Company was obligated to generate and deliver, in exchange for certain payments, a specified number of chemical compounds in order to build a high-throughput screening library with each CombiChem Partner. The agreement with Scios was entered into on October 9, 2001 and under its original terms would have expired upon the earlier of October 9, 2005 or delivery by the Company and acceptance by Scios of a certain number of agreed-upon compounds. The agreement with Schering-Plough was entered into on January 3, 2002 and under its original terms would have expired five years following the date of receipt of certain compounds specified in the collaboration agreement by Schering-Plough. The agreement with Merck was entered into on May 1, 2002 and under its original terms would have expired on the later of January 1, 2006 or delivery by the Company and acceptance by Merck of certain compounds specified in the collaboration agreement. The agreement with Cytokinetics was entered into on December 28, 2001 and under its original terms would have expired on December 28, 2006, unless extended by Cytokinetics at its sole discretion.

Each of the amendments provides that the Company has fully satisfied its obligation to deliver compounds to the CombiChem Partner under the respective collaboration agreement. No early termination penalties have been incurred by the Company in connection with the termination of the agreements. The Company's rationale for terminating the collaborations was that they were no longer strategically or economically attractive to the Company.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 7, 2005

                                 Exelixis, Inc.


                                 /s/  Christoph  Pereira
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                                 Christoph  Pereira
                                 Vice  President,  Legal  Affairs  and Secretary